       1                                              EXHIBIT 10.1



                              CORPORATE AGREEMENT


                 THIS CORPORATE AGREEMENT ("Agreement") is entered into as of May 8, 1996 by and between FORD MOTOR COMPANY, a Delaware corporation ("Ford"), and ASSOCIATES FIRST CAPITAL CORPORATION, a Delaware corporation ("Associates").

                                    RECITALS

                 A. Ford, through its indirect, wholly owned subsidiary Ford FSG, Inc., a Delaware corporation ("FFSG"), beneficially owns all of the issued and outstanding Class B Common Stock, par value $.01 per share ("Class B Common
Stock"), of Associates and directly owns 23,503,669 shares of Class A Common Stock, par value $.01 per share ("Class A Common Stock"), of Associates, and Associates is a member of Ford's "affiliated group" of corporations (the "Ford Group") for federal income tax purposes.

                 B. The parties are contemplating the possibility that Associates will issue shares of Class A Common Stock in an initial public offering (the "Initial Public Offering") registered under the Securities Act of
1933, as amended.

                 C. The parties desire to enter into this Agreement to set forth their agreement regarding (i) Ford's rights to purchase additional shares of Class B Common Stock upon any issuance of certain classes of capital stock of Associates to any person to permit Ford to maintain its percentage ownership interest in Associates, (ii) Ford's rights to purchase shares of non-voting classes of capital stock of Associates to permit Ford to own 80 percent of each class of such stock outstanding, (iii) certain registration rights with respect to Class B Common Stock (and any other securities issued in respect thereof or in exchange therefor) and (iv) certain representations, warranties, covenants and agreements applicable so long as Associates is a subsidiary of Ford.

                                   AGREEMENTS

                 NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Ford and Associates, for themselves, their successors, and assigns, hereby agree as follows:

                                   ARTICLE I
                                  DEFINITIONS

                 1.1. Definitions. As used in this Agreement, the following terms will have the following meanings, applicable both to the singular and the plural forms of the terms described:

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                 "Affiliate" means, with respect to a given Person, any Person controlling, controlled by or under common control with such Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power to vote a majority of the securities having voting power for the election of directors (or other Persons acting in similar capacities) of such Person or otherwise to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

                 "Agreement" has the meaning ascribed thereto in the preamble hereto, as such agreement may be amended and supplemented from time to time in accordance with its terms.

                 "Applicable Stock" means at any time the (i) shares of Common Stock owned by the Ford Entities that were owned on the date hereof, plus (ii) shares of Class B Common Stock purchased by the Ford Entities pursuant to
Article II of this Agreement, plus (iii) shares of Common Stock that were issued to Ford Entities in respect of shares described in either clause (i) or clause (ii) in any reclassification, share combination, share subdivision, share dividend, share exchange, merger, consolidation or similar transaction or event.

                 "Associates" has the meaning ascribed thereto in the preamble hereto.

                 "Associates Entities" means Associates and its Subsidiaries, and "Associates Entity" shall mean any of the Associates Entities.

                 "Class A Common Stock" has the meaning ascribed thereto in the recitals to this Agreement.

                 "Class B Common Stock" has the meaning ascribed thereto in the recitals to this Agreement.

                 "Class B Common Stock Option" has the meaning ascribed thereto in Section 2.1(a).

                 "Class B Common Stock Option Notice" has the meaning ascribed thereto in Section 2.2.

                 "Common Stock" means the Class B Common Stock, the Class A Common Stock, any other class of Associates' capital stock representing the right to vote generally for the election of directors and, for so long as Associates continues to be a subsidiary corporation includable in a consolidated federal income tax return of the Ford Group, any other security of
Associates treated as stock for purposes of Section 1504 of the Internal Revenue Code of 1986, as amended.

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                 "Company Securities" has the meaning ascribed thereto in
Section 3.2(b).
                 "Disadvantageous Condition" has the meaning ascribed thereto in Section 3.1(a).

                 "FFSG" has the meaning ascribed thereto in the preamble hereto.

                 "Ford Entities" means Ford and Subsidiaries of Ford (other than Subsidiaries that constitute Associates Entities), and "Ford Entity" shall mean any of the Ford Entities.

                 "Ford Ownership Reduction" means any decrease at any time in the Ownership Percentage to less than 45%.

                 "Ford Transferee" has the meaning ascribed thereto in Section 3.9.

                 "Ford" has the meaning ascribed thereto in the preamble hereto.

                 "Ford Group" has the meaning ascribed thereto in the recitals to this Agreement.

                 "Holder" means Ford, the other Ford Entities and any Transferee.

                 "Holder Securities" has the meaning ascribed thereto in
Section 3.2(b).

                 "Initial Public Offering" has the meaning ascribed thereto in the recitals to this Agreement.

                 "Initial Public Offering Date" means the date of completion of the initial sale of Class A Common Stock in the Initial Public Offering.

                 "Issuance Event" has the meaning ascribed thereto in Section
2.2.

                 "Issuance Event Date" has the meaning ascribed thereto in
Section 2.2.

                 "Market Price" of any shares of Class A Common Stock on any date means (i) the average of the last sale price of such shares on each of the five trading days immediately preceding such date on the New York Stock Exchange, Inc. or, if such shares are not listed thereon, on the principal national securities exchange or automated interdealer quotation system on which such shares are traded or (ii) if such sale prices are unavailable or such shares are not so traded, the value of such shares on such date determined in accordance with agreed-upon procedures reasonably satisfactory to Associates and Ford.

                 "Nonvoting Stock" means any class of Associates' capital stock not representing the right to vote generally for the election of directors.

                 "Nonvoting Stock Option" has the meaning ascribed thereto in
Section 2.1(c).

                 "Nonvoting Stock Option Notice" has the meaning ascribed thereto in Section 2.2.

                 "Other Holders" has the meaning ascribed thereto in Section 3.2(b).

                 "Other Securities" has the meaning ascribed thereto in Section
3.2.

                 "Ownership Percentage" means, at any time, the fraction, expressed as a percentage and rounded to the next highest thousandth of a percent, whose numerator is the aggregate Value of the Applicable Stock and whose denominator is the aggregate Value of outstanding shares of Common Stock of Associates; provided, however, that any shares of Common Stock issued by Associates in violation of its obligations under Article II of this Agreement shall not be deemed outstanding for the purpose of determining the Ownership Percentage. For purposes of this definition, "Value" means, with respect to any share of stock, the value of such share determined by Ford under principles applicable for purposes of Section 1504 of the Internal Revenue Code of 1986, as amended.

                 "Person" means any individual, partnership, limited liability company, joint venture, corporation, trust, unincorporated organization, government (and any department or agency thereof) or other entity.

                 "Registrable Securities" means shares of Class B Common Stock, shares of Class A Common Stock and any stock or other securities into which or for which such Common Stock may hereafter be changed, converted or exchanged and any other shares or securities issued to Holders of such Common Stock (or such shares or other securities into which or for which such shares are so changed, converted or exchanged) upon any reclassification, share combination, share subdivision, share dividend, share exchange, merger, consolidation or similar transaction or event or pursuant to the Nonvoting Stock Option. As to any particular Registrable Securities, such Registrable Securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale by the Holder thereof shall have been declared effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (ii) they shall have been distributed to the public in accordance with Rule 144, (iii) they shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been

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delivered by Associates and subsequent disposition of them shall not require registration or qualification of them under the Securities Act or any state securities or blue sky law then in effect or (iv) they shall have ceased to be outstanding.

                 "Registration Expenses" means any and all expenses incident to performance of or compliance with any registration of securities pursuant to
Article III, including, without limitation, (i) the fees, disbursements and expenses of Associates' counsel and accountants and the fees and expenses of counsel selected by the Holders in accordance with this Agreement in connection with the registration of the securities to be disposed of, such fees and expenses of such counsel selected by the Holders to be reasonable in the reasonable discretion of Associates; (ii) all expenses, including filing fees, in connection with the preparation, printing and filing of the registration statement, any preliminary prospectus or final prospectus, any other offering document and amendments and supplements thereto and the mailing and delivering of copies thereof to any underwriters and dealers; (iii) the cost of printing or producing any underwriting agreements and blue sky or legal investment memoranda and any other documents in connection with the offering, sale or delivery of the securities to be disposed of; (iv) all expenses in connection with the qualification of the securities to be disposed of for offering and sale under state securities laws, including the fees and disbursements of counsel for the underwriters or the Holders of securities in connection with such qualification and in connection with any blue sky and legal investment surveys; (v) the filing fees incident to securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the securities to be disposed of; (vi) transfer agents' and registrars' fees and expenses and the fees and expenses of any other agent or trustee appointed in connection with such offering; (vii) all security engraving and security printing expenses; (viii) all fees and expenses payable in connection with the listing of the securities on any securities exchange or automated interdealer quotation system or the rating of such securities, (ix) any other fees and disbursements of underwriters customarily paid by the sellers of securities, but excluding underwriting discounts and commissions and transfer taxes, if any, and (x) other reasonable out-of-pocket expenses of Holders other than legal fees and expenses referred to in clause (i) above.

                 "Rule 144" means Rule 144 (or any successor rule to similar effect) promulgated under the Securities Act.

                 "Rule 415 Offering" means an offering on a delayed or continuous basis pursuant to Rule 415 (or any successor rule to similar effect) promulgated under the Securities Act.

                 "SEC" means the United States Securities and Exchange
Commission.

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                 "Securities Act" means the Securities Act of 1933, as
amended,
or any successor statute.

                 "Selling Holder" has the meaning ascribed thereto in Section 3.4(e).

                 "Subsidiary" means, as to any Person, any corporation, association, partnership, joint venture or other business entity of which more than 50% of the voting capital stock or other voting ownership interests is owned or controlled, directly or indirectly, by such Person or by one or more of the Subsidiaries of such Person or by a combination thereof. "Subsidiary," when used with respect to Ford or Associates, shall also include any other entity affiliated with Ford or Associates, as the case may be, that Ford and Associates may hereafter agree in writing shall be treated as a "Subsidiary" for the purposes of this Agreement.

                  "Transferee" has the meaning ascribed thereto in Section
3.9.

                 1.2. Internal References. Unless the context indicates otherwise, references to Articles, Sections and paragraphs shall refer to the corresponding articles, sections and paragraphs in this Agreement and references to the parties shall mean the parties to this Agreement.


                                   ARTICLE II
                                    OPTIONS

                 2.1. Options. (a) Associates hereby grants to Ford, on the terms and conditions set forth herein, a continuing right (the "Class B Common Stock Option") to purchase from Associates, at the times set forth herein, such number of shares of Class B Common Stock as is necessary to allow the Ford Entities to maintain the Ownership Percentage. The Class B Common Stock Option shall be assignable, in whole or in part and from time to time, by Ford to any Ford Entity. The exercise price for the shares of Class B Common Stock purchased pursuant to the Class B Common Stock Option shall be the Market Price of the Class A Common Stock as of the date of first delivery of notice of exercise of the Class B Common Stock Option by Ford (or its permitted assignee hereunder) to Associates.

                 (b) The provisions of Section 2.1(a) hereof notwithstanding, the Class B Common Stock Option granted pursuant to Section 2.1(a) shall not apply and shall not be exercisable in connection with the issuance by Associates of any shares of Common Stock pursuant to any stock option or other executive or employee benefit or compensation plan maintained by Associates, so long as, from and after the date hereof and prior to the issuance of such shares, Associates has repurchased from shareholders and not subsequently reissued a number of shares

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



equal or greater to the number of shares to be issued in any such issuance.

                 (c) Associates hereby grants to Ford, on the terms and conditions set forth herein, a continuing right (the "Nonvoting Stock Option" and, together with the Class B Common Stock Option, the "Options") to purchase from Associates, at the times set forth herein, such number of shares of Nonvoting Stock as is necessary to allow the Ford Entities to own 80 percent of each class of outstanding Nonvoting Stock. The Nonvoting Stock Option shall be assignable, in whole or in part and from time to time, by Ford to any Ford Entity. The exercise price for the shares of Nonvoting Stock purchased pursuant to the Nonvoting Stock Option shall be the price at which such Nonvoting Stock is then being sold to third parties, or, if no Nonvoting Stock is being sold, the fair market value thereof as determined in good faith by the
Board of Directors of Associates.

                 2.2. Notice. At least 20 business days prior to the issuance of any shares of Common Stock (other than in connection with the Initial Public
Offering, including the full exercise of all underwriters' over-allotment options granted in connection therewith and other than issuances of Common Stock to any Ford Entity) or the first date on which any event could occur that, in the absence of a full or partial exercise of the Class B Common Stock Option, would result in a reduction in the Ownership Percentage, Associates will notify Ford in writing (a "Class B Common Stock Option Notice") of any plans it has to issue such shares or the date on which such event could first occur. At least 20 business days prior to the issuance of any shares of Nonvoting Stock (other than issuances of Nonvoting Stock to any Ford entity) or the first date on which any event could occur that, in the absence of a full or partial exercise of the Nonvoting Stock Option, would result in the Ford Entities owning less than 80 percent of each class of outstanding Nonvoting Stock, Associates will notify Ford in writing (a "Nonvoting Stock Option Notice" and, together with a Class B Common Stock Option Notice, an "Option Notice") of any plans it has to issue such shares or the date on which such event could first occur. Each Option Notice must specify the date on which Associates intends to issue such additional shares or on which such event could first occur (such issuance or event being referred to herein as an "Issuance Event" and the date of such issuance or event as an "Issuance Event Date"), the number of shares Associates intends to issue or may issue and the other terms and conditions of such Issuance Event.

                 2.3. Option Exercise and Payment. The Class B Common Stock Option may be exercised by Ford (or any Ford Entity to which all or any part of the Class B Common Stock Option has been assigned) for a number of shares equal to or less than the number of shares that are necessary for the Ford Entities to maintain, in the aggregate, the then- current Ownership Percentage. The Nonvoting Stock Option may be exercised by Ford (or any Ford

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



Entity to which all or any part of the Nonvoting Stock Option has been assigned) for a number of shares equal to or less than the number of shares that are necessary for the Ford Entities to own, in the aggregate, 80 percent of each class of outstanding Nonvoting Stock. Each Option may be exercised at any time after receipt of an applicable Option Notice and prior to the applicable Issuance Event Date by the delivery to Associates of a written notice to such effect specifying (i) the number of shares of Class B Common Stock or Nonvoting Stock, as the case may be, to be purchased by Ford, or any of the Ford Entities and (ii) a calculation of the exercise price for such shares. Upon any such exercise of either Option, Associates will, prior to the applicable Issuance Event Date, deliver to Ford (or any Ford Entity designated by Ford), against payment therefor, certificates (issued in the name of Ford or its permitted assignee hereunder or as directed by Ford) representing the shares of Class B Common Stock or Nonvoting Stock, as the case may be, being purchased upon such exercise. Payment for such shares shall be made by wire transfer or intrabank transfer of immediately-available funds to such account as shall be specified by Associates, for the full purchase price for such shares.

                 2.4.  Effect of Failure to Exercise.  Except as provided in
Section 2.6, any failure by Ford to exercise either Option, or any exercise for less than all shares purchasable under either Option, in connection with any particular Issuance Event shall not affect Ford's right to exercise the relevant Option in connection with any subsequent Issuance Event.

                 2.5. Initial Public Offering. Notwithstanding the foregoing,
Ford shall not be entitled to exercise the Class B Common Stock Option in connection with the Initial Public Offering of the Class A Common Stock if, upon the completion of the Initial Public Offering, including the full exercise of all underwriters' over-allotment options granted in connection therewith, the Ownership Percentage would be no less than 80%.

                 2.6. Termination of Options. The Options shall terminate upon the occurrence of any Issuance Event that, after considering Ford's response thereto and to any other Issuance Events, results in the Ownership Percentage being less than 45%, other than any Issuance Event in violation of this Agreement. Each Option, or any portion thereof assigned to any Ford Entity other than Ford, also shall terminate in the event that the Person to whom such Option, or such portion thereof has been transferred, ceases to be a Ford Entity for any reason whatsoever.

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




                                  ARTICLE III
                              REGISTRATION RIGHTS

                 3.1.  Demand Registration - Registrable Securities.
(a)  Upon written notice provided at any time after the Initial Public
Offering
Date from any Holder of Registrable Securities requesting that Associates effect the registration under the Securities Act of any or all of the Registrable Securities held by such Holder, which notice shall specify the intended method or methods of disposition of such Registrable Securities, Associates shall use its best efforts to effect the registration under the Securities Act and applicable state securities laws of such Registrable Securities for disposition in accordance with the intended method or methods of disposition stated in such request (including in a Rule 415 Offering, if Associates is then eligible to register such Registrable Securities on Form S-3
(or a successor form) for such offering); provided that:

                      (i) with respect to any registration statement filed, or to be filed, pursuant to this Section 3.1, if Associates shall furnish to the Holders of Registrable Securities that have made such request a certified resolution of the Board of Directors of
Associates
         (adopted by the affirmative vote of a majority of the directors not designated by the Ford Entities) stating that in the Board of Directors' good faith judgment it would (because of the existence of, or in anticipation of, any acquisition or financing activity, or the unavailability for reasons beyond Associates's reasonable control of any required financial statements, or any other event or condition of similar significance to Associates) be significantly disadvantageous (a "Disadvantageous Condition") to Associates for such a registration statement to be maintained effective, or to be filed and become effective, and setting forth the general reasons for such judgment, Associates shall be entitled to cause such registration statement to be withdrawn and the effectiveness of such registration statement terminated, or, in the event no registration statement has yet been filed, shall be entitled not to file any such registration statement, until such Disadvantageous Condition no longer exists (notice of which
         Associates shall promptly deliver to such Holders). Upon receipt of any such notice of a Disadvantageous Condition, such Holders shall forthwith discontinue use of the prospectus contained in such registration statement and, if so directed by Associates, each such Holder will deliver to Associates all copies, other than permanent file copies then in such Holder's possession, of the prospectus then covering such Registrable Securities current at the time of receipt of
         such notice; provided, that the filing of any such registration statement may not be delayed for a period in excess of six months due to the occurrence of any particular Disadvantageous Condition;

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                      (ii)  after any Ford Ownership Reduction, the Holders of
         Registrable Securities may collectively exercise their rights under this Section 3.1 (through notice delivered by Holders owning in the aggregate a majority in economic interest of the Registrable Securities then held by Holders) on not more than three occasions (it being acknowledged that prior to any Ford Ownership Reduction, there shall be no limit to the number of occasions on which such Holders (other than any Ford Transferees and their Affiliates (other than
Ford
         Entities)) may exercise such rights);

                    (iii) Except as otherwise provided herein, the Holders of
         Registrable Securities shall not have the right to exercise registration rights pursuant to this Section 3.1 within the 180-day period following the registration and sale of Registrable Securities effected pursuant to a prior exercise of the registration rights provided in this Section 3.1; and

                 (iv) the Holders of Registrable Securities shall not have the right to exercise registration rights pursuant to this Section
3.1
         within the 180-day period following the effective date of the Registration Statement in connection with the Initial Public
Offering.

                 (b) Notwithstanding any other provision of this Agreement to the contrary, a registration requested by a Holder of Registrable Securities pursuant to this Section 3.1 shall not be deemed to have been effected (and, therefore, not requested for purposes of paragraph (a) above), (i) unless it has become effective, (ii) if after it has become effective such registration is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court for any reason other than a misrepresentation or an omission by such Holder and, as a result thereof, the Registrable Securities requested to be registered cannot be completely distributed in accordance with the plan of distribution set forth in the related registration statement or (iii) if the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied or waived other than by reason of some act or omission by such Holder of Registrable Securities.

                 (c)  In the event that any registration pursuant to this
Section 3.1 shall involve, in whole or in part, an underwritten offering, the Holders of a majority of the Registrable Securities to be registered shall have the right to designate an underwriter or underwriters reasonably acceptable to Associates as the lead or managing underwriters of such underwritten offering and, in connection with each registration pursuant to this Section 3.1, such Holders may select one counsel reasonably acceptable to Associates to represent all such Holders.

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                 (d)  Associates shall have the right to cause the
registration
of additional equity securities for sale for its account, the account of any Associates Entity or any existing or former directors, officers or employees of the Associates Entities in any registration of Registrable Securities requested by the Holders pursuant to paragraph (a) above; provided, however, that if the registration and sale of such additional equity securities would require Ford or any Ford Entity to exercise the Options to maintain the then-current Ownership Percentage or ownership of 80% of each class of outstanding Nonvoting
Stock, then the number of such additional equity securities shall be reduced so that exercise of the Options would not be necessary for Ford or any Ford Entity to maintain such ownership levels and, provided, further, that if such Holders are advised in writing (with a copy to Associates) by a nationally recognized investment banking firm selected by such Holders reasonably acceptable to Associates (which shall be the lead underwriter or a managing underwriter in the case of an underwritten offering) that, in such firm's good faith view, all or a part of such additional equity securities cannot be sold and the inclusion of such additional equity securities in such registration would be likely to have an adverse effect on the price, timing or distribution of the offering and sale of the Registrable Securities then contemplated by any Holder, the registration of such additional equity securities or part thereof shall not be permitted. The Holders of the Registrable Securities to be offered may require that any such additional equity securities be included in the offering proposed by such Holders on the same conditions as the Registrable Securities that are included therein. In the event that the number of Registrable Securities requested to be included in a registration statement by the Holders thereof exceeds the number which, in the good faith view of such investment banking firm, can be sold without adversely affecting the price, timing, distribution or sale of securities in the offering, the number shall be allocated pro rata among the requesting Holders on the basis of the relative number of Registrable
Securities then held by each such Holder (provided that any number in excess of a Holder's request may be reallocated among the remaining requesting Holders in a like manner).

                 3.2. Piggyback Registration. In the event that Associates at any time after the Initial Public Offering Date proposes to register any of its
Common Stock, any other of its equity securities or securities convertible into or exchangeable for its equity securities (collectively, including Common Stock, "Other Securities") under the Securities Act, whether or not for sale for its own account, in a manner that would permit registration of Registerable
Securities for sale for cash to the public under the Securities Act, it shall at each such time give prompt written notice to each Holder of Registrable Securities of its intention to do so and of the rights of such Holder under this Section 3.2. Subject to the terms and conditions hereof, such notice shall offer each such Holder the opportunity to

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



include in such registration statement such number of Registerable Securities as such Holder may request. Upon the written request of any such Holder made within 15 days after the receipt of Associates' notice (which request shall specify the number of Registrable Securities intended to be disposed of and the intended method of disposition thereof), Associates shall use its best efforts to effect, in connection with the registration of the Other Securities, the registration under the Securities Act of all Registerable Securities which Associates has been so requested to register, to the extent required to permit the disposition (in accordance with such intended method of disposition thereof) of the Registrable Securities so requested to be registered; provided, that:

                 (a) if, at any time after giving such written notice of its intention to register any Other Securities and prior to the effective date of the registration statement filed in connection with such registration, Associates shall determine for any reason not to register the Other Securities,
Associates may, at its election, give written notice of such determination to such Holders and thereupon Associates shall be relieved of its obligation to register such Registrable Securities in connection with the registration of such Other Securities, without prejudice, however, to the rights of the Holders of Registrable Securities immediately to request that such registration be effected as a registration under Section 3.1 to the extent permitted thereunder;

                 (b) if the registration referred to in the first sentence of this Section 3.2 is to be an underwritten registration on behalf of Associates, and a nationally recognized investment banking firm selected by Associates advises Associates in writing that, in such firm's good faith view, all or a part of such Registrable Securities cannot be sold and the inclusion of all or a part of such Registrable Securities in such registration would be likely to have an adverse effect upon the price, timing or distribution of the offering and sale of the Other Securities then contemplated, Associates shall include in such registration: (i) first, all Other Securities Associates proposes to sell for its own account ("Company Securities"), (ii) second, up to the full number of Registrable Securities held by Holders constituting Ford Entities that are requested to be included in such registration (Registrable Securities that are so held being sometimes referred to herein as "Holder Securities") in excess of the number of Company Securities to be sold in such offering which, in the good faith view of such investment banking firm, can be sold without adversely affecting such offering (and (x) if such number is less than the full number of such Holder Securities, such number shall be allocated by Ford among such Ford Entities and (y) in the event that such investment banking firm advises that less than all of such Holder Securities may be included in such offering, such Ford Entities may withdraw their request for registration of their Registrable Securities under this Section 3.2 and 90 days subsequent to the effective date of

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



the registration statement for the registration of such Other Securities request that such registration be effected as a registration under Section 3.1 to the extent permitted thereunder), (iii) third, up to the full number of Registrable Securities held by Holders (other than Ford Entities) of Registrable Securities that are requested to be included in such registration in excess of the number of Company Securities and Holder Securities to be sold in such offering which, in the good faith view of such investment banking firm, can be so sold without so adversely affecting such offering (and (x) if such number is less than the full number of such Registrable Securities, such number shall be allocated pro rata among such Holders on the basis of the number of Registrable Securities requested to be included therein by each such Holder and
(y) in the event that such investment banking firm advises that less than all of such Registrable Securities may be included in such offering, such Holders may withdraw their request for registration of their Registrable Securities under this Section 3.2 and 90 days subsequent to the effective date of the registration statement for the registration of such Other Securities request that such registration be effected as a registration under Section 3.1 to the extent permitted thereunder) and (iv) fourth, up to the full number of the Other Securities (other than Company Securities), if any, in excess of the number of Company Securities and Registrable Securities to be sold in such offering which, in the good faith view of such investment banking firm, can be so sold without so adversely affecting such offering (and, if such number is less than the full number of such Other Securities, such number shall be allocated pro rata among the holders of such Other Securities (other than Company Securities) on the basis of the number of securities requested to be included therein by each such Holder);

                 (c) if the registration referred to in the first sentence of this Section 3.2 is to be an underwritten secondary registration on behalf of holders of Other Securities (the "Other Holders"), and the lead underwriter or managing underwriter advises Associates in writing that in their good faith view, all or a part of such additional securities cannot be sold and the inclusion of such additional securities in such registration would be likely to have an adverse effect on the price, timing or distribution of the offering and sale of the Other Securities then contemplated, Associates shall include in such registration the number of securities (including Registrable Securities) that such underwriters advise can be so sold without adversely affecting such offering, allocated pro rata among the Other Holders and the Holders of Registrable Securities on the basis of the number of securities (including Registrable Securities) requested to be included therein by each Other Holder and each Holder of Registrable Securities; provided, that if such registration statement is to be filed at any time after a Ford Ownership Reduction, if such Other Holders have requested that such registration statement be filed pursuant to demand registration rights granted to them by Associates, Associates shall include in such registration (i) first, Other Securities sought to be included therein by the Other Holders pursuant to the exercise of such demand registration rights, (ii) second, the number of Holder Securities sought to be included in such registration in excess of the number of Other Securities sought to be included in such registration by the Other Holders which in the good faith view of such investment banking firm, can be so sold without so adversely affecting such offering (and (x) if such number is less than the full number of such Holder Securities, such number shall be allocated by Ford among such Ford Entities and (y) in the event that such investment banking firm advises that less than all of such Holder Securities may be included in such offering, such Ford Entities may withdraw their request for registration of their Registrable Securities under this Section 3.2 and 90 days subsequent to the effective date of the registration statement for the registration of such Other Securities request that such registration be effected as a registration under Section 3.1 to the extent permitted thereunder) and (iii) third, the number of Registrable Securities sought to be included in such registration by Holders (other than Ford Entities) of Registrable Securities in excess of the number of Other Securities and the number of Holder Securities sought to be included in such registration which, in the good faith view of such investment banking firm, can be so sold without so adversely affecting such offering (and
(x) if such number is less than the full number of such Registrable Securities, such number shall be allocated pro rata among such Holders on the basis of the number of Registrable Securities requested to be included therein by each such Holder and (y) in the event that such investment banking firm advises that less than all of such Registrable Securities may be included in such offering, such Holders may withdraw their request for registration of their Registrable Securities under this Section 3.2 and 90 days subsequent to the effective date of the registration statement for the registration of such Other Securities request that such registration be effected as a registration under Section 3.1 to the extent permitted thereunder);

                 (d) Associates shall not be required to effect any registration of Registrable Securities under this Section 3.2 incidental to the registration of any of its securities in connection with mergers, acquisitions, exchange offers, subscription offers, dividend reinvestment plans or stock option or other executive or employee benefit or compensation plans; and

                 (e) no registration of Registrable Securities effected under this Section 3.2 shall relieve Associates of its obligation to effect a registration of Registrable Securities pursuant to Section 3.1.

                 3.3. Expenses. Except as provided herein, Associates shall pay all Registration Expenses with respect to a particular offering (or proposed offering). Notwithstanding the foregoing, each Holder and Associates shall be responsible for its own internal administrative and similar costs, which shall not constitute Registration Expenses.

                 3.4. Registration and Qualification. If and whenever Associates is required to effect the registration of any Registrable Securities under the Securities Act as provided in Sections 3.1 or 3.2, Associates shall as promptly as practicable:

                 (a) prepare, file and use its reasonable best efforts to cause to become effective a registration statement under the Securities Act relating to the Registrable Securities to be offered;

                 (b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities until the earlier of (A) such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition set forth in such registration statement and (B) the expiration of six months after such registration statement becomes effective; provided, that such six-month period shall be extended for such number of days that equals the number of days elapsing from
(x) the date the written notice contemplated by paragraph (f) below is given by
Associates to (y) the date on which Associates delivers to the Holders of Registrable Securities the supplement or amendment contemplated by paragraph
(f) below;

                 (c) furnish to the Holders of Registrable Securities and to any underwriter of such Registrable Securities such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus), in conformity with the requirements of the Securities Act, such documents incorporated by reference in such registration statement or prospectus, and such other documents, as the Holders of Registrable Securities or such underwriter may reasonably request, and upon request a copy of any and all transmittal letters or other correspondence to or received from, the SEC or any other governmental agency or self-regulatory body or other body having jurisdiction (including any domestic or foreign securities exchange) relating to such offering;

                 (d) use its reasonable best efforts to register or qualify all Registrable Securities covered by such registration statement under the securities or blue sky laws of such U.S. jurisdictions as the Holders of such Registrable Securities or any underwriter to such Registrable Securities shall request, and use its reasonable best efforts to obtain all appropriate registrations, permits and consents in connection therewith, and do any and all other acts and things which may be necessary or advisable to enable the Holders of Registrable Securities or any such underwriter to consummate the disposition in such jurisdictions of its Registrable Securities covered by such registration statement; provided, that Associates shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any such jurisdiction wherein it is not so qualified or to consent to general service of process in any such jurisdiction;

                 (e) (i) use its best efforts to furnish to each Holder of Registrable Securities included in such registration (each, a "Selling Holder") and to any underwriter of such Registrable Securities an opinion of counsel for
Associates addressed to each Selling Holder and dated the date of the closing under the underwriting agreement (if any) (or if such offering is not underwritten, dated the effective date of the registration statement) and (ii) use its best efforts to furnish to each Selling Holder a "cold comfort" letter addressed to each Selling Holder and signed by the independent public accountants who have audited the financial statements of Associates included in such registration statement, in each such case covering substantially the same matters with respect to such registration statement (and the prospectus included therein) as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in underwritten public offerings of securities and such other matters as the Selling Holders may reasonably request and, in the case of such accountants' letter, with respect to events subsequent to the date of such financial statements;

                 (f) as promptly as practicable, notify the Selling Holders in writing (i) at any time when a prospectus relating to a registration pursuant to Sections 3.1 or 3.2 is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and (ii) of any request by the SEC or any other regulatory body or other body having jurisdiction for any amendment of or supplement to any registration statement or other document relating to such offering, and in either such case, at the request of the Selling Holders prepare and furnish to the Selling Holders a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading;

                 (g) if reasonably requested by the lead or managing underwriters, use its best efforts to list all such Registrable Securities covered by such registration on each securities exchange and automated inter-dealer quotation system on which a class of common equity securities of Associates is then listed;

                 (h) to the extent reasonably requested by the lead or managing underwriters, send appropriate officers of Associates to attend any "road shows" scheduled in connection with any such registration, with all out-of-pocket costs and expense incurred by Associates or such officers in connection with such attendance to be paid by Associates; and

                 (i) furnish for delivery in connection with the closing of any offering of Registrable Securities pursuant to a registration effected pursuant to Sections 3.1 or 3.2 unlegended certificates representing ownership of the Registrable Securities being sold in such denominations as shall be requested by the Selling Holders or the underwriters.

                 3.5. Conversion of Other Securities, Etc. In the event that any Holder offers any options, rights, warrants or other securities issued by it or any other Person that are offered with, convertible into or exercisable or exchangeable for any Registrable Securities, the Registrable Securities underlying such options, rights, warrants or other securities shall continue to be eligible for registration pursuant to Sections 3.1 and 3.2.

                 3.6. Underwriting; Due Diligence. (a) If requested by the underwriters for any underwritten offering of Registrable Securities pursuant to a registration requested under this Article III, Associates shall enter into an underwriting agreement with such underwriters for such offering, which agreement will contain such representations and warranties by Associates and such other terms and provisions as are customarily contained in underwriting agreements of Associates to the extent relevant and as are customarily contained in underwriting agreements generally with respect to secondary distributions to the extent relevant, including, without limitation, indemnification and contribution provisions substantially to the effect and to the extent provided in Section 3.7, and agreements as to the provision of opinions of counsel and accountants' letters to the effect and to the extent provided in Section 3.4(e). The Selling Holders on whose behalf the Registrable Securities are to be distributed by such underwriters shall be parties to any such underwriting agreement and the representations and warranties by, and the other agreements on the part of, Associates to and for the benefit of such underwriters, shall also be made to and for the benefit of such Selling Holders. Such underwriting agreement shall also contain such representations and warranties by such Selling Holders and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, when relevant, including, without limitation, indemnification and contribution provisions substantially to the effect and to the extent provided in Section 3.7.

                 (b) In connection with the preparation and filing of each registration statement registering Registrable Securities under the Securities Act pursuant to this Article III, Associates shall give the Holders of such Registrable Securities and the underwriters, if any, and their respective counsel and accountants, such reasonable and customary access to its books and records and such opportunities to discuss the business of Associates with its officers and the independent public accountants who have certified the financial statements of Associates as shall be necessary, in the opinion of such Holders and such underwriters or their respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

                 3.7. Indemnification and Contribution. (a) In the case of each offering of Registrable Securities made pursuant to this Article III, Associates agrees to indemnify and hold harmless, to the extent permitted by law, each Selling Holder, each underwriter of Registrable Securities so offered and each Person, if any, who controls any of the foregoing Persons within the meaning of the Securities Act and the officers, directors, affiliates, employees and agents of each of the foregoing, against any and all losses, liabilities, costs (including reasonable attorney's fees and disbursements), claims and damages, joint or several, to which they or any of them may become subject, under the Securities Act or otherwise, including any amount paid in settlement of any litigation commenced or threatened, insofar as such losses, liabilities, costs, claims and damages (or actions or proceedings in respect thereof, whether or not such indemnified Person is a party thereto) arise out of or are based upon any untrue statement by Associates or alleged untrue statement by Associates of a material fact contained in the registration statement (or in any preliminary or final prospectus included therein) or in any offering memorandum or other offering document relating to the offering and sale of such Registrable Securities prepared by Associates or at its direction, or any amendment thereof or supplement thereto, or in any document incorporated by reference therein, or any omission by Associates or alleged omission by Associates to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however that
Associates shall not be liable to any Person in any such case to the extent that any such loss, liability, cost, claim or damage arises out of or relates to any untrue statement or alleged untrue statement, or any omission, if such statement or omission shall have been made in reliance upon and in conformity with information relating to a Selling Holder, another holder of securities included in such registration statement or underwriter furnished to Associates by or on behalf of such Selling Holder, other holder or underwriter specifically for use in the registration statement (or in any preliminary or final prospectus included therein), offering memorandum or other offering document, or any amendment thereof or supplement thereto. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any Selling Holder, any other holder or any underwriter and shall survive the transfer of such securities. The foregoing indemnity agreement is in addition to any liability that Associates may otherwise have to each Selling Holder, other holder or underwriter of the Registrable Securities or any controlling person of the foregoing and the officers, directors, affiliates, employees and agents of each of the foregoing; provided, further, that, in the case of an offering with respect to which a Selling Holder has designated the lead or managing underwriters (or a Selling Holder is offering Registrable Securities directly, without an underwriter), this indemnity does not apply to any loss, liability, cost, claim or damage arising out of or relating to any untrue statement or alleged untrue statement or omission or alleged omission in any preliminary prospectus or offering memorandum if a copy of a final prospectus or offering memorandum was not sent or given by or on behalf of any underwriter
(or such Selling Holder or other holder, as the case may be) to such Person asserting such loss, liability, cost, claim or damage at or prior to the written confirmation of the sale of the Registrable Securities as required by the Securities Act and such untrue statement or omission had been corrected in such final prospectus or offering memorandum.

                 (b) In the case of each offering made pursuant to this Agreement, each Selling Holder, by exercising its registration rights hereunder, agrees to indemnify and hold harmless, and to cause each underwriter of Registrable Securities included in such offering (in the same manner and to the same extent as set forth in Section 3.7(a)) to agree to indemnify and hold harmless, Associates, each other underwriter who participates in such offering, each other Selling Holder or other holder with securities included in such offering and in the case of an underwriter, such Selling Holder or other holder, and each Person, if any, who controls any of the foregoing within the meaning of the Securities Act and the officers, directors, affiliates, employees and agents of each of the foregoing, against any and all losses, liabilities, costs (including reasonable attorney's fees and disbursements), claims and damages to which they or any of them may become subject, under the Securities Act or otherwise, including any amount paid in settlement of any litigation commenced or threatened, insofar as such losses, liabilities, costs, claims and damages (or actions or proceedings in respect thereof, whether or not such indemnified Person is a party thereto) arise out of or are based upon any untrue statement or alleged untrue statement by such Selling Holder or underwriter, as the case may be, of a material fact contained in the registration statement (or in any preliminary or final prospectus included therein) or in any offering memorandum or other offering document relating to the offering and sale of such Registrable Securities prepared by

Associates or at its direction, or any amendment thereof or supplement thereto, or any omission by such Selling Holder or underwriter, as the case may be, or alleged omission by such Selling Holder or underwriter, as the case may be, of a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that such untrue statement of a material fact is contained in, or such material fact is omitted from information relating to such Selling Holder or underwriter, as the case may be, furnished to Associates by or on behalf of such Selling Holder or underwriter, as the case may be, specifically for use in such registration statement (or in any preliminary or final prospectus included therein), offering memorandum or other offering document, or any amendment thereof or supplement thereto. The foregoing indemnity is in addition to any liability which such Selling Holder or underwriter, as the case may be, may otherwise have to Associates, or controlling persons and the officers, directors, affiliates, employees, and agents of each of the foregoing; provided, however, that, in the case of an offering made pursuant to this Agreement with respect to which Associates has designated the lead or managing underwriters (or Associates is offering securities directly, without an underwriter), this indemnity does not apply to any loss, liability, cost, claim, or damage arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission in any preliminary prospectus or offering memorandum if a copy of a final prospectus or offering memorandum was not sent or given by or on behalf of any underwriter (or Associates, as the case may be) to such Person asserting such loss, liability, cost, claim or damage at or prior to the written confirmation of the sale of the Registrable Securities as required by the Securities Act and such untrue statement or omission had been corrected in such final prospectus or offering memorandum.

                 (c) Each party indemnified under paragraph (a) or (b) above shall, promptly after receipt of notice of a claim or action against such indemnified party in respect of which indemnity may be sought hereunder, notify the indemnifying party in writing of the claim or action; provided, that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party on account of the indemnity agreement contained in paragraph (a) or (b) above otherwise than under such subsection. If any such claim or action shall be brought against an indemnified party, and it shall have notified the indemnifying party thereof, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified party and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate therein, and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel satisfactory to the indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party). After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 3.7 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation. If the indemnifying party does not assume the defense of such claim or action, it is understood that the indemnifying party shall not, in connection with any one such claim or action or separate but substantially similar or related claims or actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to one separate firm of local attorneys in each such jurisdiction) at any time for all such indemnified parties. Any indemnifying party against whom indemnity may be sought under this Section 3.7 shall not be liable to indemnify an indemnified party if such indemnified party settles such claim or action without the consent of the indemnifying party, which consent shall not be unreasonably withheld.

                 (d) If the indemnification provided for in this Section 3.7 shall for any reason be unavailable (other than in accordance with its terms) to an indemnified party in respect of any loss, liability, cost, claim or damage referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, cost, claim or damage in such proportion as shall be appropriate to reflect (i) the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other hand or (ii) if the allocation provided by clause (i) above is not permitted by applicable law or if the indemnified party failed to give the notice required under paragraph (c) above, the relative benefits and the relative fault of the indemnifying party on the one hand and the indemnified party on the other with respect to the statements or omissions which resulted in such loss, liability, cost, claim or damage as well as any other relevant equitable considerations. The relative benefits received by the indemnifying party and the indemnified party shall be deemed to be in the same respective proportion as the net proceeds (before deducting expenses) of the offering received by such party (or, in the case of an underwriter, such underwriter's discounts and commissions) bear to the aggregate offering price of the Registrable Securities or Other Securities. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the indemnifying party on the one hand or the indemnified party on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission, but not by reference to any indemnified party's stock ownership in Associates. The amount paid or payable by an indemnified party as a result of the loss, cost, claim, damage or liability, or action in respect thereof, referred to above in this paragraph (d) shall be deemed to include, for purposes of this paragraph (d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                 (e) Indemnification and contribution similar to that specified in the preceding paragraphs of this Section 3.7 (with appropriate modifications) shall be given by Associates, the Selling Holders and underwriters with respect to any required registration or other qualification of securities under any state law or regulation or governmental authority.

                 (f) The obligations of the parties under this Section 3.7 shall be in addition to any liability which any party may otherwise have to any other party.

                 3.8. Rule 144 and Form S-3. Commencing 90 days after the Initial Public Offering Date, Associates shall use its best efforts to ensure that the conditions to the availability of Rule 144 set forth in paragraph (c) thereof shall be satisfied. Upon the request of any Holder of Registrable Securities, Associates will deliver to such Holder a written statement as to whether it has complied with such requirements. Associates further agrees to use its reasonable efforts to cause all conditions to the availability of Form S-3 (or any successor form) under the Securities Act of the filing of registration statements under this Agreement to be met as soon as practicable after the Initial Public offering Date. Notwithstanding anything contained in this Section 3.8, Associates may deregister under Section 12 of the Securities Exchange Act of 1934, as amended, if it then is permitted to do so pursuant to said Act and the rules and regulations thereunder.

                 3.9. Transfer of Registration Rights. Any Holder may transfer all or any portion of its rights under Article III to any transferee of a number of Registrable Securities owned by such Holder exceeding three percent (3%) of the outstanding class or series of such securities at the time of transfer (each transferee that receives such minimum number of Registrable Securities, a "Transferee"); provided, that each Transferee of Registrable Securities (other than Ford Entities) to which Registrable Securities are transferred, sold or assigned directly by a Ford Entity (such Transferee, a "Ford Transferee"), together with any Affiliate of such Ford Transferee (and any subsequent direct or indirect Transferees of Registrable Securities from such Ford Transferee and any Affiliates thereof) shall be entitled to request the registration of Registrable Securities pursuant to this Section 3.9 only once prior to a Ford Ownership Reduction and thereafter shall only be entitled to request the registration of Registrable Securities pursuant to Section

3.1(a)(ii) and, provided, further, that no Transferee shall be entitled to request registration pursuant to this Section 3.9 for an amount of Registrable Securities equal to less than $50,000,000. Any transfer of registration rights pursuant to this Section 3.9 shall be effective upon receipt by Associates of (i) written notice from such Holder stating the name and address of any Transferee and identifying the number of Registrable Securities with respect to which the rights under this Agreement are being transferred and the nature of the rights so transferred and (ii) a written agreement from such Transferee to be bound by the terms of this Article III and Sections 5.3, 5.4, 5.9, 5.10, and 5.12 of this Agreement. The Holders may exercise their rights hereunder in such priority as they shall agree upon among themselves.

                 3.10. Holdback Agreement. If any registration pursuant to this Article III shall be in connection with an underwritten public offering of
Registrable Securities, each Selling Holder agrees not to effect any public sale or distribution, including any sale under Rule 144, of any equity security of Associates or any security convertible into or exchangeable or exercisable for any equity security of Associates, in the case of Registrable Securities (otherwise than through the registered public offering then being made), within
7 days prior to or 90 days (or such lesser period as the lead or managing underwriters may permit) after the effective date of the registration statement
(or the commencement of the offering to the public of such Registrable Securities in the case of Rule 415 offerings). Associates hereby also so agrees; provided, that, subject to Section 3.6(a) hereof, Associates shall not be so restricted from effecting any public sale or distribution of any security in connection with any merger, acquisition, exchange offer, subscription offer, dividend reinvestment plan or stock option or other executive or employee benefit or compensation plan.

                 3.11. Registration of Preferred Stock. Associates agrees that it shall from time to time enter into one or more agreements with Ford and/or the Class B Transferee, if any, in form and substance reasonably satisfactory to the parties thereto, granting to Ford or the Class B Transferee, as the case may be, registration rights for the registration of any shares of preferred stock of Associates that may hereafter be owned, directly or indirectly, by Ford or the Class B Transferee, as the case may be, substantially upon the same terms and conditions as those contained in Article III for the benefit of Ford.

                                   ARTICLE IV
                        CERTAIN COVENANT AND AGREEMENTS

                 4.1. No Violations. (a) For so long as the Ownership Percentage is equal to or greater than 50%, Associates covenants and agrees that it will not take any action or enter into any commitment or agreement which may reasonably be anticipated to result, with or without notice and with or without lapse of time or otherwise, in a contravention or event of default by any Ford Entity of (i) any provisions of applicable law or regulation, including but not limited to provisions pertaining to the Internal Revenue Code of 1986, as amended, or the Employee Retirement Income Security Act of 1974, as amended, (ii) any provision of Ford's, Ford Holdings, Inc.'s or FFSG's certificate of incorporation or bylaws, (iii) any credit agreement or other material instrument binding upon Ford, Ford Holdings, Inc. or FFSG or (iv) any judgment, order or decree of any governmental body, agency or court having jurisdiction over Ford, Ford Holdings, Inc. or FFSG or any of their respective assets.

                 (b) Associates and Ford agree to provide to the other any information and documentation requested by the other for the purpose of evaluating and ensuring compliance with Section 4.1(a) hereof.

                 (c)  Notwithstanding the foregoing Sections 4.1(a) and
4.1(b),
nothing in this Agreement is intended to limit or restrict in any way Ford's right's as a shareholder of Associates.

                 4.2. Confidentiality. Except as required by law, regulation or legal or judicial process, Ford agrees that neither it nor any Ford Entity nor any of their respective directors, officers or employees will without the prior written consent of Associates disclose to any Person any material, non-public information concerning the business or affairs of Associates acquired from any director, officer or employee of Associates (including any director, officer or employee of Associates who is also a director, officer or employee of Ford).

                                   ARTICLE V
                                 MISCELLANEOUS

                 5.1. Limitation of Liability. Neither Ford nor Associates shall be liable to the other for any special, indirect, incidental or consequential damages of the other arising in connection with this Agreement.

                 5.2. Subsidiaries. Ford agrees and acknowledges that Ford shall be responsible for the performance by each Ford Entity of the obligations hereunder applicable to such Ford Entity.

                 5.3. Amendments. This Agreement may not be amended or terminated orally, but only by a writing duly executed by or on behalf of the parties hereto. Any such amendment shall be validly and sufficiently authorized for purposes of this Agreement if it is signed on behalf of Ford and
Associates by any of their respective presidents or vice presidents.

                 5.4. Term. This Agreement shall remain in effect until all Registrable Securities held by Holders have been transferred by them to Persons other than Transferees; provided, that the provisions of Section 3.7 shall survive any such expiration.

                 5.5. Severability. If any provision of this Agreement or the application of any such provision to any party or circumstances shall be determined by any court of competent jurisdiction to be invalid, illegal or unenforceable to any extent, the remainder of this Agreement or such provision of the application of such provision to such party or circumstances, other than those to which it is so determined to be invalid, illegal or unenforceable, shall remain in full force and effect to the fullest extent permitted by law and shall not be affected thereby, unless such a construction would be unreasonable.

                 5.6. Notices. All notices and other communications required or permitted hereunder shall be in writing, shall be deemed duly given upon actual receipt, and shall be delivered (a) in person, (b) by registered or certified mail, postage prepaid, return receipt requested or (c) by facsimile or other generally accepted means of electronic transmission (provided that a copy of any notice delivered pursuant to this clause (c) shall also be sent pursuant to clause (b)), addressed as follows:

                 (a)      if to Associates, to:

                          Associates First Capital Corporation
                          250 East Carpenter Freeway
                          Irving, Texas  75062
                          Attention:   General Counsel
                          Telecopy No.: 214-541-5798

                 (b)      If to Ford, to:

                          Ford Motor Company
                          The American Road
                          Dearborn, Michigan 48121
                          Attention:  Secretary
                          Telecopy No.: 313-337-9591

         or to such other addresses or telecopy numbers as may be specified by like notice to the other parties.

                 5.7. Further Assurances. Ford and Associates shall execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, such instruments and take such other action as may be necessary or advisable to carry out their obligations under this Agreement and under any exhibit, document or other instrument delivered pursuant hereto.

                 5.8. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original instrument, but all of which together shall constitute but one and the same agreement.

                 5.9. Governing Law. This Agreement and the transactions contemplated hereby shall be construed in accordance with, and governed by, the laws of the State of Delaware.

                 5.10. Entire Agreement. This Agreement constitutes the entire understanding of the parties hereto with respect to the subject
         matter hereof.

                 5.11. Class B Transferee. Associates agrees that it shall enter into an agreement with the Class B Transferee (as defined in Associates' Restated Certificate of Incorporation), if any, in form and substance reasonably satisfactory to the Class B Transferee and Associates (i) granting to the Class B Transferee options for the purchase of Class B Common Stock and Nonvoting Stock substantially upon the same terms and conditions as those contained in Article II,
         (ii) granting to the Class B Transferee registration rights for the registration of Registrable Securities substantially upon the same terms and conditions as those contained in Article III for the benefit
         of Ford and (iii) containing other covenants and agreement for the benefit of the Class B Transferee that are substantially similar to the other covenants and agreements contained in this Agreement for the
         benefit of Ford; provided, that such agreement shall contain terms (including covenants and agreements of the Class B Transferee) for the
         benefit of Associates that are substantially similar to the terms (including the covenants and agreements of Ford) for the benefit of Associates contained herein.

                 5.12. Successors. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective
         successors and assigns. Nothing contained in this Agreement, express or implied, is intended to confer upon any other person or entity any benefits, rights or remedies.

                 5.13. Specific Performance. The parties hereto acknowledge and agree that irreparable damage would occur in the event that any of
         the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, it is agreed that they shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof in any court of competent
         jurisdiction in the United States or
         any state thereof, in addition to any other remedy to which they may be entitled at law or equity.




                    IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.


                               Ford Motor Company


                               By:/S/ John A. Rintamaki
                                  ------------------------------
                                  Name: John A. Rintamaki
                                  Title:Secretary


                               Associates First Capital Corporation

                               By:/S/Chester D. Longenecker
                                  ------------------------------
                                  Name:Chester D. Longenecker
                                  Title:Executive Vice President